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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 17, 2004
                                                           --------------


                              Escalon Medical Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                         0-20127                     33-0272839
------------                ------------------------        ------------------
(State or other             (Commission file number)           (IRS employer
jurisdiction of                                             identification no.)
incorporation)

  575 East Swedesford Road, Suite 100
          Wayne, Pennsylvania                                      19087
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(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (215) 688-6830
                                                    --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

                  On March 17, 2004, the Company issued a press release announcing its completion of a private placement of 800,000 shares of Common Stock and warrants to purchase 120,000 shares of Common Stock to certain accredited and institutional investors. A copy of the press release is attached as an exhibit to this Form 8-K current report.

Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  Exhibit No.                Description
                  -----------                -----------
                     99.1 Press release issued by Escalon Medical Corp. (the "Company") dated March 17, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ESCALON MEDICAL CORP.



Date: March 17, 2004                                By: /s/ Richard J. DePiano
                                                        -----------------------
                                                        Richard J. DePiano
                                                        Chairman and
                                                        Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number          Description
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
    99.1        Press release dated March 17, 2004 issued by the Company.